B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.1 C O M PA N Y O V E R V I E W August 2026

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.2 IMPORTANT INFORMATION Forward-Looking Statements Babcock & Wilcox Enterprises, Inc. (“B&W Enterprises,” “B&W,” “we,” “us” or “our”) cautions that this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this release are forward-looking statements. These forward-looking statements include, without limitation, statements regarding expected demand, our pipeline, technology, and opportunities. You should not place undue reliance on these statements. Forward-looking statements include words such as “expect,” “intend,” “plan,” “likely,” “seek,” “believe,” “project,” “forecast,” “target,” “goal,” “potential,” “estimate,” “may,” “might,” “will,” “would,” “should,” “could,” “can,” “have,” “due,” “anticipate,” “assume,” “contemplate,” “continue” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, but not limited to: the potential for future conditions that could raise substantial doubt as to our ability to continue as a going concern, which has occurred in the past; our obligation to refinance or repay our 6.50% Notes due 2026 prior to their maturity; risks associated with contractual pricing in our industry; disputes with customers with long-term contracts; the performance of third parties' and subcontractors' on whom we rely; disruptions at our or third-party manufacturing facilities; our ability to execute our growth strategy; our evaluation of strategic alternatives; our ability to deliver our backlog on time or at all; professional liability, product liability, warranty or other claims; inadequate insurance coverage; our ability to compete successfully against current and future competitors; our development of new products; cyclical and economic impacts on demand for our products; compliance with government regulations; legislative and regulatory developments impacting our business; supply chain issues; the financial and other covenants in our debt agreements; our ability to maintain adequate bonding and letter of credit capacity; impairment to our goodwill or other indefinite-lived intangible assets; our exposure to credit risk; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; failure to comply with data and privacy laws, regulations and standards, or if we fail to properly maintain the integrity of our data, protect our proprietary rights to our systems or defend against cybersecurity attacks, we may be subject to government or private actions due to breaches; failure to protect our intellectual property rights, or inability to obtain or renew licenses to use intellectual property of third parties; uncertainty over tariffs and their impacts; sanctions and export controls; international political, economic and other uncertainties; fluctuations in the value of foreign currencies could harm our profitability; volatility of the market price and trading volume of our common stock; dilution of our common shareholders' ownership or voting power; the significant influence of B. Riley over us; anti-takeover provisions in our corporate documents; changes in tax rates or tax law; our ability to use NOL and certain tax credits; failure to maintain effective internal control over financial reporting; new accounting pronouncements or changes in existing accounting standards and practices; our ability to attract and maintain key personnel; our relationship with labor unions; pension and medical expenses associated with our retirement benefit; natural disasters or other events beyond our control; and the risks and uncertainties described under the heading "Risk Factors" in Part I, Item 1A of our most recent Annual Report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. Bookings and Backlog Bookings and backlog are our measures of remaining performance obligations under our sales contracts. It is possible that our methodology for determining bookings and backlog may not be comparable to methods used by other companies. We generally include expected revenue from contracts in our backlog when we receive written confirmation from our customers authorizing the performance of work and committing the customers to payment for work performed. Backlog may not be indicative of future operating results, and contracts in our backlog may be canceled, modified or otherwise altered by customers. Backlog can vary significantly from period to period, particularly when large new-build projects or operations and maintenance contracts are booked because they may be fulfilled over multiple years. Because we operate globally, our backlog is also affected by changes in foreign currencies each period. We do not include orders of our unconsolidated joint ventures in backlog. Bookings represent changes to the backlog. Bookings include additions from booking new business, subtractions from customer cancellations or modifications, changes in estimates of liquidated damages that affect selling price and revaluation of backlog denominated in foreign currency. We believe comparing bookings on a quarterly basis or for periods less than one year is less meaningful than for longer periods and that shorter-term changes in bookings may not necessarily indicate a material trend. Pipeline Pipeline represents our uncontracted, potential opportunities, which have been identified and are in active discussions, that could reach a decision to proceed over the next 36 months. Pipeline is an internal metric monitored by management to understand the anticipated growth of our Company and our estimated future revenue, which may increase or decrease from time to time. We cannot guarantee that our pipeline will result in actual revenue in the originally anticipated period or at all. Pipeline may not generate margins equal to our historical operating results. Our customers may experience project delays or cancel orders as a result of external market factors and economic or other factors beyond our control. If our pipeline fails to result in revenue as anticipated or in a timely manner, we could experience a reduction in revenue, profitability, and liquidity. Imagery Certain images contained within this document have been digitally-created or enhanced for illustrative or clarity purposes.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.3

# WE'RE A GLOBAL ENERGY LEADER, POWERING THE WORLD SINCE 1867


B&W

## Providing high-quality, innovative technologies for nearly 160 years

- We are a globally recognized technology leader and innovator providing advanced energy and environmental products and services.
- From our very first patent for a more efficient boiler to a portfolio of more than 5,000+ active patents today, we continue to drive innovation and progress.

## Meeting critical, growing and immediate power needs for customers and the world

- We provide efficient, reliable, readily available power solutions for AI factories and data centers, utilities and industrial customers including coal-fired generation, natural gas-fired power plants, and plant conversions to meet rising energy demands.
- We deliver systems, parts and field services to keep plants operating efficiently and effectively.

## Advancing solutions for the future energy landscape

- Our hydrogen production, carbon capture, renewable energy and environmental technologies support the reduction of greenhouse gases, including $CO_2$ and methane, in an environmentally friendly way.

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES – **OVER 400 GW OF B&W POWER GENERATION**

More than **300** operating utility and industrial boiler units in the U.S. and nearly **200** additional operating utility and industrial boiler units across **40** countries around the world.

More than **5,000** industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities worldwide.

Average of more than **500,000** U.S. Boilermakers' construction manhours per year over last five years. One of the top five Boilermaker employers in the U.S. utility industry.

More than **300** renewable energy units at facilities globally (consuming over **61** million tonnes of waste per year) and a leader in plant availability. Serving utility, waste management, municipality and investment firm customers.

Large worldwide installed base of wet and dry scrubbers for $SO_X$ reduction, particulate control equipment, $NO_X$ reduction technologies, and mercury control systems to meet environmental regulations. Flue gas pre-treatment technologies for use with $CO_2$ capture.

**B&W'S GLOBAL CAPACITY AT UTILITY AND INDUSTRIAL PLANTS CREATES LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS**

BABCOCK & WILCOX ENTERPRISES, INC. 5
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# WE'RE DELIVERING CRITICAL COAL POWER GENERATION

- B&W has been at the foundation of the world's energy and industrial progress since 1867
- We provide modern, economical, high-efficiency, low-emissions coal generation solutions to meet growing energy needs

- We are America's only full-scope coal-fired power supplier with fully integrated technology, engineering, procurement, manufacturing and construction capabilities including:
  - Boilers to burn coal and other fuels – from small package boilers to high-capacity boilers – for utilities, AI factories and data centers, independent power producers, and industries
  - Modernization, boiler-life extension and performance upgrades
  - Aftermarket and OEM parts, maintenance, services and construction
  - Advanced burners, controls and auxiliary equipment
  - Fuel-switching and fuel-flexibility projects to convert existing plants to run on natural gas, biomass or co-fire multiple fuels
  - Industry-leading air quality and emissions controls



**B&W is a leading provider of parts, field services and construction for the North American coal-fired boiler fleet, estimated at nearly 200 GW across more than 450 operating units**

Global Energy Monitor, Global Coal Plant Tracker, July 2025 release; https://globalenergymonitor.org/projects/global-coal-plant-tracker
EIA Inventory of Operating Generators December 2025; https://www.eia.gov/electricity/data/eia860m/archive/xls/december_generator2025.xlsx

BABCOCK & WILCOX ENTERPRISES, INC. 6
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# WE'RE CAPITALIZING ON SIGNIFICANT OPPORTUNITIES FOR PROFITABLE GROWTH

**Delivering proven, reliable, readily available power generation technologies**, construction and parts and maintenance services, to meet the growing demand of artificial intelligence data centers



**Increasing global demand to keep plants operating at peak efficiency** with replacement parts, upgrades and field services, as well as fuel system enhancements and upgrades


B&W



**Coal-to-gas conversion projects of various sizes**, along with higher-margin aftermarket parts and services to support our large global installed base and competitors' units, and opportunities to expand our geographical presence to support these markets


B&W

**Robust global pipeline* of over $14B** in opportunities due to strong demand for baseload generation as well as behind-the-meter projects to support the increasing power needs of AI data centers

** Refer to Information on page 2 regarding pipeline.*

BABCOCK & WILCOX ENTERPRISES, INC. 7
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# AI FACTORIES AND DATA CENTERS: RISING POWER DEMAND AND OPPORTUNITIES







- **Electric Demand Forecast Soaring**
  - Total data center demand expected to be 176 GW by 2035; up from 33 GW in 2024*
- **Primary U.S. Data Center Buyers**
  - IPPs and developers
  - Artificial Intelligence infrastructure consortiums
  - Hyperscaler cloud providers
  - Private equity and investment firms
- **Key B&W Developments for this Growing Market**
  - Currently executing project to provide 1.2 GW of power for AI Factory in North Dakota
  - Strategic Partnership with Denham Capital to convert existing coal plants to power data centers in U.S. and Europe
  - Working with leading steam turbine manufacturers to meet demand
- **Smart, FastPower℠ B&W Solutions for AI Factories and Data Centers**
  - Off-the-shelf 50 and 300 MW natural gas-fired boiler and steam turbine designs
  - Provides fast, efficient, readily available, redundant power
  - Modular, field-erected and scalable with accelerated startup
  - On-site or co-located power supply to eliminate grid issues

**Global capital investment for data center infrastructure projected to be at least $3 trillion over the next five years****

* https://www.deloitte.com/us/en/insights/industry/power-and-utilities/data-center-infrastructure-artificial-intelligence.html

** https://www.datacenterknowledge.com/energy-power-supply/moody-s-3-trillion-data-center-investment-by-2030-amid-power-challenges

BABCOCK & WILCOX ENTERPRISES, INC. 8
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# CARBON CAPTURE-READY STEAM POWER SOLUTIONS FOR AI FACTORIES AND DATA CENTERS





- FastPower℠ delivery enabled by utilizing existing designs
- Integrated steam-cycle power platform using natural gas-fired boilers and steam turbine generator systems to deliver high-capacity, continuous power
- Maintenance is significantly simpler than on gas turbine plants
- Designed for 24/7 baseload generation to support always-on AI workloads
- Carbon-capture-ready architecture enables future emissions reduction integration

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# B&W AND BASE ELECTRON

- $2.4B, 1.2 GW power project for Base Electron
- Project will be located near Center, North Dakota and Conditional Use Permit submitted in August 2026
- B&W to provide four 300 MW natural-gas boilers to meet growing power demand
- Siemens Energy supplying steam turbine generator sets
- Proven B&W boilers + Siemens Energy turbines enable years-faster deployment over traditional combined- or simple-cycle gas turbine projects
- Future expansion potential for another 1.2 GW

**B&W brings efficient and effective technologies, decades of experience and a strong record of successful execution**


B&W
BABCOCK & WILCOX

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# GROWING U.S. ELECTRICITY DEMAND

## Record Electricity Consumption

- 2026 again expected to set record
- U.S. reserve margins reaching dangerous lows
- Weather-dependent power generation struggles to meet demand


ELECTRICITY DEMAND (TWh)
8000
7000
6000
5000
4000
3000
2000
1000
0
1990
2000
2010
2020
2030
2040
2050
YEAR
ELECTRICITY DEMAND:
HISTORICAL
PROJECTED

## Long-Term Demand and Pressures

- Power demand to climb 25% by 2030 from 2023 levels
- Growth fueled by:
  - AI and data centers
  - Electric vehicles
  - Manufacturing reshoring
  - Residential electrification
- "Coal is going to be around for longer than people thought."
  – Outgoing FERC Chair to the *Washington Post*

## Coal Supply and Demand

- U.S. EIA projects coal consumption increased 10% in 2025
- Coal generation up 13% in 2025
- U.S. coal plants, running at higher capacity, represent best source of incremental power over next several years

Sources: EIA, Wood Mackenzie, Thomson Reuters, U.S. EIA Monthly Energy Report and Peabody Analysis



BABCOCK & WILCOX ENTERPRISES, INC. 11
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# BABCOCK & WILCOX PROFILE



B&W CONSOLIDATED
FUEL/MARKET
Coal 31%
Natural Gas 46%
Pulp & Paper 8%
Biomass/EFW 1%
Other 14%
PRODUCTS & SERVICES
Parts 29%
Projects 42%
Construction 29%
INDUSTRIAL VS UTILITY
Industrial 30%
Utility 74%



NORTH AMERICA
91.4%
REVENUE
REST OF THE WORLD
8.6%
REVENUE

- **Headquarters:** Akron, Ohio USA
- **Founded:** 1867
- **Ownership:** Public (NYSE: BW)
- **Employees:** ~1,650
- **LTM Revenue June 30, 2026:** ~$834.3M

**Notes:** All charts based on LTM June 30, 2026 revenues, unless otherwise noted.
1. Backlog does not include shorter lead-time parts and services.
2. Refer to our Important Information on page 2 regarding bookings and backlog.

**Disclaimer:** B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# GLOBAL MARKET POTENTIAL & PIPELINE – 3 YEAR

## B&W strongly positioned to leverage key global energy trends


2026-2028 ADDRESSABLE MARKETS:
GLOBAL UTILITY, INDUSTRIAL MARKETS
U.S. AI DATA CENTERS MARKET
$190B[1]


2026-2028
TOTAL B&W
PIPELINE
Over $14B[2]

1 Addressable market figure does not include parts, service, certain products or countries (China, India, N. Korea & Russia). Figure includes anticipated AI data center deployments within the U.S. based on estimates from Bloomberg NEF report issued July 2026. Figures use 2030-2035 deployments expected to be contracted within 2026-2028. These are projections, actual deployments, costs and time period may vary. 2 Pipeline figure does not include parts, software, field engineering or construction services, refer to page 2 for more pipeline information.

**Disclaimer:** B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# LEADERSHIP TEAM



**Chairman and Chief Executive Officer**

Kenneth Young



**Executive Vice President and Chief Financial Officer**

Cameron Frymyer



**Senior Vice President, Corporate Operations**

Gillianne Hetrick



**Chief Technology Officer**

Brandy Johnson



**Vice President, Corporate Development**

Sarah Serafin



**Executive Vice President and Chief Commercial Officer**

Jimmy Morgan



**Senior Vice President, Parts & Field Service**

Matt Taylor



**Senior Vice President, Global Projects**

Justin Chenevey



**Senior Vice President, General Counsel and Corporate Secretary**

Gregory Golub

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# CORPORATE GOVERNANCE

## BOARD OF DIRECTORS



**Chairman and Chief Executive Officer**
Kenneth Young



Homaira Akbari



Alan Howe



Naomi Boness



Philip Moeller



Rebecca Stahl



Joseph Tato

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.16 FINANCIAL INFORMATION

# CONSOLIDATED FINANCIAL SUMMARY – CONTINUING OPERATIONS

| ($ in millions) | | Three Months Ended June 30, 2026 | | Trailing Twelve Months Ending June 30, 2026 |
|---|---|---|---|---|
| Revenue | $ | 319.7 | $ | 834.3 |
| Net Income (Loss) from Continuing Operations (Includes $(5.2) million and $77.4 million non-cash stock costs for the three and TTM ended June 30, 2026, respectively) | $ | 14.3 | $ | (75.1) |
| Adjusted Net Income from Continuing Operations* | $ | 9.1 | $ | 2.3 |
| Adjusted EBITDA | $ | 21.8 | $ | 63.8 |

*Excludes $(5.2) million and $77.4 million non-cash warrant and stock appreciation rights for the three and TTM ended June 30, 2026, respectively.

Note: Figures may not be clerically accurate due to rounding.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# CAPITAL STRUCTURE – PRO FORMA

| ($ in millions) | | June 30, 2026 |
|---|---|---|
| **CAPITALIZATION:** | | |
| **Total Debt**[1] | | **$ 239.8** |
| Senior Notes | $ 191.3 | |
| Revolving Credit Line | $ 0.0 | |
| Letter of Credit Collateral[2] | $ 48.5 | |
| Cash, cash equivalents and restricted cash | | $ 382.8 |

**Cash in Excess of Debt of ~$143 Million**



Note: Figures may not be clerically accurate due to rounding.

1) Excludes sale-leaseback related transactions, forgivable and other loans of $19.0 million. Also excludes unamortized deferred financing fees and premium of $18.0 million. Without these adjustments current and non-current debt would total $276.8 million as reported in the 10-Q.

2) Letter of Credit Collateral under the Axos Credit Facility is on B&W's balance sheet in Restricted & Long-Term Restricted Cash offset by debt.

BABCOCK & WILCOX ENTERPRISES, INC. 18

© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.19 KEY TECHNOLOGIES AND CAPABILITIES

# POWERING AI FACTORIES AND DATA CENTERS

## PHASE 1 — INITIAL STEAM POWER

**Gas-Fired Boiler + Steam Turbine** (Rankine Cycle)

- Deploy proven boiler + steam turbine system
- No dependence on gas turbine delivery
- Generate firm MW while gas turbine is still in manufacturing
- Air-cooled condenser option for water-constrained sites


Gas-Fired Boiler
Air-Cooled Condenser
Steam Turbine

## PHASE 2 — ENHANCED COMBINED CYCLE

**Add: Gas Turbine** (boiler becomes HRSG)

- Integrate gas turbine later when available
- Boiler operates as a fired heat recovery steam generator
- Total output ~100 MW from 50+50 configuration
- Independent turbines provide power during outages


Gas-Fired Boiler / HRSG
Gas Turbine
Air-Cooled Condenser
Steam Turbine

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# TRADITIONAL VS. ENHANCED COMBINED CYCLE

## TRADITIONAL COMBINED CYCLE

**50MW Combustion Turbine + HRSG = ~75MW**

*(System dependent on gas turbine to function)*


Heat Recovery Steam Generator
Gas Turbine
Steam Turbine
Air-Cooled Condenser

## ENHANCED COMBINED CYCLE

**50MW Gas Turbine + 50MW Boiler = ~100MW**

*(Turbines can function independently for redundancy)*


Gas Fired Boiler / HRSG
Gas Turbine
Steam Turbine
Air-Cooled Condenser

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.22 PARTS AND SERVICES IN A POWER PLANT FROM CHUTE TO STACK

KEY TECHNOLOGIES:
# STEAM GENERATION



### Utility Boilers

**High pressure, high efficiency, high capacity, low emissions**

Fuel: Coal, oil, natural gas, multi-fuel



### Renewable Energy Boilers

**Reduces dependency on landfills and reduces methane gas emissions**

Fuel: Municipal solid waste, refuse derived fuel



### Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers

**Bottom- or top-supported, shop- or field-assembled**

Fuel: Natural gas, oil, CO, waste heat and gases



### Biomass-Fired Boilers

**Carbon-neutral technology**

Fuel: Wood, wood waste, straw, sludge



### Heat Recovery Steam Generator Components

**Pressure parts, casing, ducting, drums, housing and frames**

Fuel: Waste heat and gases



### Process Recovery Boilers

**Single-drum, industry-standard unit for improved mill operation**

Fuel: Black liquor

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

# IGNITORS, FLAME SCANNERS AND CONTROLS









## Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil- or coal-firing
- Alternative energy fuels such as hydrogen, biodiesel, methanol and biogas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- Technologies can be utilized for new construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes



**PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS**





BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

# EMISSIONS CONTROL



### Pre-Treatment for Post-Combustion Carbon Capture

- Wet and Dry Scrubbers, Sorbent Injection, Electrostatic Precipitators, Fabric Filters, Selective Catalytic Reduction Systems
- Complements SolveBright™ Process, Other Post-Combustion Technologies



### Particulate Control

- Pulse Jet Fabric Filters / Baghouses
- Wet and Dry Electrostatic Precipitators
- Wet Particulate Scrubbers
- Multiclone® Dust Collectors



### $SO_2$ / Acid Gas Control

- Wet or Seawater Flue Gas Desulfurization Systems
- Semi-Dry Flue Gas Desulfurization Systems (Spray Dry Absorbers, Circulating Dry Scrubbers)
- Wet Electrostatic Precipitators and Dry Sorbent Injection



### $NO_X$ Control

- Selective Catalytic and Non-Catalytic Reduction
- Low $NO_X$ Burners and Combustion Systems



### Mercury

- Powdered Activated Carbon Injection
- Absorption Plus™, MercPlus™, Mitagent™ Additives



### Wastewater Elimination

- Wastewater Evaporation System via Spray Drying



### $SO_3$ / Acid Mist Control

- Wet Electrostatic Precipitators
- Dry Sorbent Injection

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY CAPABILITIES:

# AFTERMARKET SERVICES

| | |
|---|---|
| **UPGRADES & RETROFITS** | **Maintaining/improving plant operation:** Projects for extending the life of power, process and environmental equipment |
| **REPLACEMENT PARTS** | **Supplying components for system reliability:** High-quality standard or custom-engineered pressure and non-pressure parts |
| **OPTIMIZATION SYSTEMS** | **Enhancing efficiency with proven technology:** Diagnostic, monitoring, tuning and control systems for combustion and cleaning equipment |
| **ENGINEERING SERVICES** | **Evaluating options for improved performance:** Expert people, tools and processes to measure, model, design, deliver, train and project manage |
| **CONSTRUCTION** | **Adding value through constructability:** Safe execution of new installation, retrofits, system maintenance/repair, plant modifications |










B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.27 B&W’S EMERGING TECHNOLOGIES

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.28 BRIGHTLOOP FOR INDUSTRIAL ENERGY PRODUCTION

# PREPARING FOR THE FUTURE

## GAME CHANGING TECHNOLOGY FOR THE FUTURE – TODAY



$Fe_2O_3$
$CO_2$
FUEL REACTOR
FUEL
OXYGEN DEPLETED AIR
STEAM FOR POWER
AIR REACTOR
FeO
AIR IN

**STEAM**

Scalable alternative for baseload steam generation

Utilize readily available fuels for energy security

Future-proof: Capture $CO_2$ now or in the future



$CO_2 + H_2O$
$FE_2O_3$
FUEL
FUEL REACTOR
OXYGEN DEPLETED AIR
HYDROGEN
STEAM
AIR REACTOR
HYDROGEN REACTOR
$FE_3O_4$
AIR IN

**HYDROGEN**

Hydrogen from multiple feedstocks

Competitive hydrogen cost

Scalable for a range of applications

High rate of carbon captured



$Fe_2O_3$
FUEL
FUEL REACTOR
OXYGEN DEPLETED AIR
SYNGAS
STEAM FOR POWER
AIR REACTOR
FeO
AIR IN

**SYNGAS**

High-quality, low-carbon syngas from biomass which is scalable to match downstream technologies

BABCOCK & WILCOX ENTERPRISES, INC. 29
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# BRIGHTLOOP PROJECT – MASSILLON, OHIO

## Natural Gas to Hydrogen

| OUTPUT | |
|---|---|
| $H_2$ from Natural Gas | **1-7 tonnes/day** |
| $H_2$ production use | **Industrial, Transportation** |

| PROJECT DEVELOPMENT PLAN – Approximate Timeline | |
|---|---|
| Off-take agreement finalized | **2Q 2024** |
| Permits issued | **2Q 2025** |
| Component Fabrication | **Underway** |
| Target first $H_2$ production | **4Q 2027** |


MASSILLON
CLEVELAND
COLUMBUS

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# BRIGHTLOOP PROJECT – MASSILLON, OHIO

## PRIMARY LOOP VESSEL FABRICATION


AIR REACTOR


AIR REACTOR


RIDGID
AIR REACTOR


L-Valve


PARTICLE COLLECTOR


PARTICLE COLLECTOR AND DISENGAGEMENT

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

# FLUE GAS TREATMENT FOR CARBON CAPTURE

- To optimize carbon capture on solvent-based scrubbing technologies, reductions in various emissions found in the incoming flue gas are required
- Our solutions include technologies for acid gases, particulate and acid mist, $NO_x$ and mercury


SO$_x$
PM
NO$_x$
FLUE GAS
PRE-TREATMENT TECHNOLOGIES
CARBON CAPTURE
H$_2$O
Hg

## THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE



300+
Wet Scrubber Installations



90+
Dry Scrubber Installations



260+
Wet ESP Installations



490+
Dry ESP Installations



1,000+
Fabric Filters Installations



35+
Sorbent Injection Installations



100+
SCR Installations

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# CARBON CAPTURE TECHNOLOGIES

## SolveBright™

POST-COMBUSTION CARBON CAPTURE



Solvent-based, post-combustion technology

Offers solvent flexibility to accommodate customer preference

## OxyBright™

OXYGEN-FUEL COMBUSTION


ASU (Oxygen supply)
Boiler
Wet FGD
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU ($CO_2$ Compression)

Can be retrofitted onto existing boilers or engineered and supplied for new boiler installations

Offers application with both gaseous and solid fuels

## THE B&W ADVANTAGE

Expertise gained from decades of leadership in combustion technologies and emissions control provides total solutions support

Experience across wide range of industries

**93** active patents related to carbon capture technology

**B&W IS AT THE FOREFRONT OF DEVELOPING AND DEPLOYING EFFICIENT AND EFFECTIVE TECHNOLOGIES TO CAPTURE $CO_2$**

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# BECCS
## BIOENERGY WITH CARBON CAPTURE AND SEQUESTRATION



B&W's biomass boilers paired with either **OxyBright™** or **SolveBright™** technologies produce carbon-negative energy with a -**2,500**$gCO_2e/kWh$ **carbon intensity**



Using B&W technologies, carbon intensity (-2,500 $gCO_2e/kWh$) is **nearly seven times more negative than the U.S. grid is positive** (+373 $gCO_2e/kWh$)

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.35 APPENDIX

# **Exhibit 4** – Babcock & Wilcox Enterprises, Inc. Reconciliation of Adjusted EBITDA[1]

| ($ in millions) | | Three Months Ended June 30, 2026 | | Trailing Twelve Months Ending June 30, 2026 |
|---|---|---|---|---|
| Income (loss) from continuing operations | $ | 14.3 | $ | (75.1) |
| Interest expense, net | $ | 4.3 | $ | 22.9 |
| Income tax (benefit) expense | $ | (1.1) | $ | 5.4 |
| Depreciation & amortization | $ | 2.5 | $ | 10.3 |
| **EBITDA** | **$** | **19.9** | **$** | **(36.6)** |
| Benefit plans, net | $ | (0.4) | $ | 7.4 |
| Loss on asset disposals, net | $ | 0.6 | $ | 1.5 |
| Stock-based compensation | $ | 1.6 | $ | 15.8 |
| Restructuring activities | $ | 2.0 | $ | 3.1 |
| Settlements and related legal costs | $ | 0.0 | $ | (0.4) |
| Loss on debt extinguishment | $ | 0.0 | $ | (1.8) |
| Foreign exchange | $ | 0.0 | $ | 1.2 |
| Financial advisory services | $ | 0.3 | $ | 3.5 |
| Customer warrants | $ | 3.1 | $ | 4.2 |
| Change in fair value of customer warrants | $ | (5.9) | $ | 64.3 |
| Other-net | $ | 0.6 | $ | 1.5 |
| **Adjusted EBITDA** | **$** | **21.8** | **$** | **63.8** |

(1) Figures may not be clerically accurate due to rounding.

BABCOCK & WILCOX ENTERPRISES, INC. 36
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

# Exhibit 6 – Babcock & Wilcox Enterprises, Inc.
# Reconciliation of Net Loss[1]

| ($ in millions) | | Three Months Ended June 30, 2026 | | Trailing Twelve Months Ending June 30, 2026 |
|---|---|---|---|---|
| Net income (loss) from continuing operations | $ | 14.3 | $ | (75.1) |
| Stock appreciation rights[2] | $ | (0.3) | $ | 6.5 |
| Customer warrants[3] | $ | (4.9) | $ | 70.9 |
| **Adjusted net income (loss) from continuing operations** | **$** | **9.1** | **$** | **2.3** |

(1) Figures may not be clerically accurate due to rounding.

(2) Stock appreciation rights issued in 2018 for target stock price of $22.50 and $25.00 to certain employees and former employees whose value was significantly increased by the Company's increased share value. The change in fair value of the stock appreciation rights was $(0.5) million and $5.9 million for the three and TTM ended June 30, 2026, increased by the tax effect of $0.2 million and $0.6 million for the three and TTM months ended June 30, 2026, respectively.

(3) These customer warrants were issued to Base Electron and Applied Digital in November 2025 and February 2026. The amount includes the variance in warrant value at quarter-end and for the TTM ending June 30, 2026 compared to the original valuation at grant of the awards which is reported separately as expense in the calculation of income (loss) from continuing operations. This also includes amortization of the cost of the warrants reported as a reduction in revenue for the period. The tax effect of these adjustments is a decrease of $2.1 million and an increase of $2.4 million for the three and TTM ending June 30, 2026, respectively.

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.38